SUPPLEMENT DATED MARCH 27, 2023
to

PROSPECTUSES DATED MAY 1, 2003
FOR NEW YORK KEYPORT CHARTER AND NEW YORK KEYPORT LATITUDE

PROSPECTUSES DATED DECEMBER 31, 2002
FOR NEW YORK KEYPORT VISTA, NEW YORK ADVISOR VISTA, NEW YORK KEYPORT OPTIMA AND NEW YORK KEYPORT ADVISOR OPTIMA

ISSUED BY DELAWARE LIFE INSURANCE COMPANY OF NEW YORK
KBL VARIABLE ACCOUNT A

This supplement contains information regarding an investment option that is available under your Contract.

Effective on or about May 1, 2023, the name of the following investment option will be changed:

Current Name	New Name

AB Growth and Income Portfolio	AB Relative Value Portfolio

THE CONTRACTS REFERENCED IN THIS SUPPLEMENT ARE NO LONGER FOR SALE

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS FOR FUTURE REFERENCE.